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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 3, 2004

                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)



       Pennsylvania                  0-20212                    23-1969991
----------------------------       ------------               --------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)



  2400 Bernville Road, Reading, Pennsylvania                           19605
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    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ARROW INTERNATIONAL, INC.

Item 8.01.  Other Events.

On December 3, 2004, the Company announced that, after consulting with the Food and Drug Administration, it is voluntarily initiating a nationwide recall of all of its NeoPICC(R) 1.9 FR Peripherally Inserted Central Catheters (the "NeoPICC Catheters"). To date, the Company has received six reports of adverse events, including one death, during which the NeoPICC Catheter was utilized. All of these events have been reported to involve possible vessel erosion following placement of the catheter and administration of fluids. Five of these events originated from one hospital, while the sixth event occurred at a second hospital. The Company is currently investigating the potential cause of these events and whether they are a direct result of the NeoPICC Catheter or due to other factors that occurred during the period of care.

The NeoPICC Catheter is part of the Company's NeoCare product line of catheters and related procedure kits for neonatal intensive care that it acquired from Klein Baker Medical, Inc. in March 2003. The Company sold a total of 63,461 of the NeoPICC Catheters in fiscal year 2004, amounting to $2,681,039, which represented approximately 35% of its total sales of all NeoCare products during the fiscal year. Inventories of NeoPicc Catheters in the Company's warehouses at November 30, 2004 amounted to $171,704. The Company anticipates that it will send recall notices to approximately 500 hospitals and 13 dealers, but is unable at the present time to estimate the number of NeoPICC Catheters that will eventually be returned by customers in response to this voluntary recall.

A copy of the Company's press release dated December 3, 2004 announcing this recall is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number        Description
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99.1                  Press release dated December 3, 2004 issued by the Company regarding the voluntary nationwide recall of all its NeoPICC(R) 1.9 FR Peripherally Inserted Central Catheters.

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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ARROW INTERNATIONAL, INC.




Date: December 8, 2004                By:  /s/ Frederick J. Hirt
                                           -------------------------------------

                                           Frederick J. Hirt
                                           Chief Financial Officer and
                                           Senior Vice President-Finance
                                           (Principal Financial Officer and
                                           Chief Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
NUMBER       OF EXHIBIT                                    METHOD OF FILING
------       ----------                                    ----------------

99.1         Press Release dated December 3, 2004,         Furnished herewith.
             issued by the Company regarding the
             voluntary nationwide recall of all its
             NeoPICC(R) 1.9 FR Peripherally Inserted
             Central Catheters.